                                 AMENDMENT NO. 6
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS R SHARES)

         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective October 15, 2004, as follows:

         WHEREAS, the parties desire to amend the Plan to rename each INVESCO Fund by replacing "INVESCO" with "AIM";

         NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

         The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

AIM EQUITY FUNDS

                                                          MINIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
------------------------------                            -------        -------         ---------
AIM Aggressive Growth Fund                                 0.25%          0.25%           0.50%
AIM Blue Chip Fund                                         0.25%          0.25%           0.50%
AIM Capital Development Fund                               0.25%          0.25%           0.50%
AIM Charter Fund                                           0.25%          0.25%           0.50%
AIM Constellation Fund                                     0.25%          0.25%           0.50%
AIM Large Cap Basic Value Fund                             0.25%          0.25%           0.50%
AIM Large Cap Growth Fund                                  0.25%          0.25%           0.50%
AIM Mid Cap Growth Fund                                    0.25%          0.25%           0.50%
AIM Weingarten Fund                                        0.25%          0.25%           0.50%

AIM FUNDS GROUP

                                                          MINIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
----------------------------                              ------         -------         ---------
AIM Balanced Fund                                          0.25%          0.25%            0.50%
AIM Basic Balanced Fund                                    0.25%          0.25%            0.50%
AIM Mid Cap Basic Value Fund                               0.25%          0.25%            0.50%
AIM Premier Equity Fund                                    0.25%          0.25%            0.50%
AIM Small Cap Equity Fund                                  0.25%          0.25%            0.50%

AIM GROWTH SERIES

                                                          MINIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
--------------------------------                          -------        -------         ---------
AIM Aggressive Allocation Fund                             0.25%          0.25%           0.50%
AIM Basic Value Fund                                       0.25%          0.25%           0.50%
AIM Conservative Allocation Fund                           0.25%          0.25%           0.50%
AIM Mid Cap Core Equity Fund                               0.25%          0.25%           0.50%
AIM Moderate Allocation Fund                               0.25%          0.25%           0.50%
AIM Small Cap Growth Fund                                  0.25%          0.25%           0.50%

AIM INTERNATIONAL MUTUAL FUNDS

                                                          MINIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
-----------------------------------                       -------        -------         ---------
AIM European Growth Fund                                   0.25%          0.25%            0.50%
AIM International Core Equity Fund                         0.25%          0.25%            0.50%
AIM International Growth Fund                              0.25%          0.25%            0.50%

AIM INVESTMENT FUNDS

                                                          MINIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
--------------------------------                         -------        -------          --------
AIM Trimark Endeavor Fund                                  0.25%          0.25%            0.50%
AIM Trimark Fund                                           0.25%          0.25%            0.50%
AIM Trimark Small Companies Fund                           0.25%          0.25%            0.50%

AIM INVESTMENT SECURITIES FUNDS

                                                          MINIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
--------------------------------                          -------        -------         ---------
AIM Income Fund                                            0.25%          0.25%            0.50%
AIM Intermediate Government Fund                           0.25%          0.25%            0.50%
AIM Money Market Fund                                      0.25%          0.25%            0.50%
AIM Real Estate Fund                                       0.25%          0.25%            0.50%
AIM Short Term Bond Fund                                   0.25%          0.25%            0.50%
AIM Total Return Bond Fund                                 0.25%          0.25%            0.50%"

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: October 15, 2004

                                       2